

Exhibit 99.1

Investor Presentation

THE DIXIE GROUP

October 2010



Forward-Looking Statements

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

THE DIXIE GROUP

Dixie History


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Entered floorcovering in 1993 and exited textiles in 1999 – now 100% floorcovering
- Eight floorcovering acquisitions in the '90's
- Exclusively focused on upper-end markets
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- **Commitment to brands in the upper-end market with strong growth potential**
- **Diversified between Commercial and Residential markets**
- **Diversified customer base**
  - **Top 10 carpet customers – 11% of carpet sales**
  - **Top 20 carpet customers – 14% of carpet sales**

The Industry

THE DIXIE GROUP

2006 Broadloom Carpet End Use

Sales $10.19 Billion


Commercial, 35%
Residential, 65%

2009 Broadloom Carpet End Use

Sales $7.00 Billion


Commercial, 41%
Residential, 59%

Commercial %
2001 – 2009
From 32% to 42%

Source: CRI

The Industry

THE DIXIE GROUP


Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
Residential Fixed Investment % of GDP
Comercial Structures Fixed Investment as % of GDP
Residential 62 Yr Average
Commercial 62 Yr Average

The Industry

THE DIXIE GROUP


Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
12 – 18 month dips in shipments during recessionary times
Multi-year decline in this downturn

Source: U.S. Census Bureau & CRI Estimate

Broadloom Sales Dollars % Change vs. Prior Yr Quarter

THE DIXIE GROUP



Industry
Dixie
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Precent Change
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010
3rd QT 2010

Broadloom Square Yards % Change vs. Prior Yr Quarter

THE DIXIE GROUP



Industry
Dixie
Precent Change
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010
3rd QT 2010

2009 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet & Rug Sales	Dollars in Millions		% Total
Shaw	$	3,025	31.4%
Mohawk	$	2,479	25.8%
Beaulieu	$	857	8.9%
Interface	$	423	4.4%
The Dixie Group	$	199	2.1%
Others	$	2,642	27.4%
Total Industry	$	9,625	100.0%

Dixie Group Carpet Sales

THE DIXIE GROUP

Dixie Carpet and Rug Sales by End Market

Commercial %
2001 – 2009
From 29% to 38%


High-End Commercial, 33%
High-End Residential, 67%

Residential Positioning of The Dixie Group

THE DIXIE GROUP


TOTAL MARKET: SQUARE YARDS OR SALES DOLLARS
ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
ESTIMATED DATA
35% Market Share
Masland
Dixie Home
Fabrica
$0
$7
$14
$21
$28
$35
$42
$49
INDUSTRY AVERAGE
PRICE / SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie High-End Residential Sales

THE DIXIE GROUP

Year 2006


Fabrica, 26%
Masland, 42%
Dixie Home, 32%

Year 2009


Fabrica, 20%
Masland, 47%
Dixie Home, 33%






Dixie High-End Residential Sales

THE DIXIE GROUP



Sales by Segment for 2009


Contract, 3%
Other, 3%
Distributor, 1%
Specialty, 1%
Builder, 4%
Furniture, 4%
Mass Merchant, 5%
Designer, 24%
Retailer, 55%



Sales by Segment for 2009 (arrows versus 2006)


Builder, 4%
Distributor, 3%
Mass Merchant, 15%
Flooring Retailer, 78%

Sales by Segment for 2006


Mass Merchant, 30%
Retailer & Other, 70%

Sales by Segment for 2009


Mass Merchant, 15%
Retailer & Other, 85%



- Well-styled moderate to upper priced residential broadloom line
- Dixie provides a "full line" to retailers
- Leverage needed by fiber suppliers for market access
- Selective distribution strategy attractive to retailers
- Growth initiatives
  - Stainmaster ® "value" products
  - Durasilk (polyester) collection



Sales by Segment for 2009 (arrows versus 2006)


Designer / To The Trade Showrooms, 31%
Retailers, 50%
Other, 7%
Furniture, 6%
Builders, 6%

Masland CARPETS&RUGS

THE DIXIE GROUP



- **Leading high-end brand with reputation for innovative styling, design and color**
- **High-end retail / designer driven**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - **New Stainmaster ® products for more volume orientated price points**
  - **Wool products introduced in '07**



Sales by Segment for 2009 (arrows versus 2006)


Other, 1%
Builders, 2%
Furniture / Dept Stores, 9%
Specialty, 4%
Decorators / Design Trade, 50%
Retailers, 34%



- **Premium high-end brand**
- **Designer focused**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - New products, heightened focus on retail penetration
  - Full service national supplier of wool to the designer trade with excellent service and support





Sales by Segment for 2009 (arrows versus 2006)


Hospitality, 30%
Corporate, 30%
Retail Stores, 21%
Store Planning, 8%
Assisted Living, 7%
Other, 4%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP



- **Premium brand in the commercial marketplace**
- **Designer focused**
- **Strong national account base**
  - Nordstrom's, Target, Sears, Olive Garden, Red Lobster, Victoria's Secret, Applebee's
- **Growth initiative**
  - Modular/carpet tile
  - Updated *"Energy Collection"*

Dixie Sales Continuing Operations ($ in millions)

THE DIXIE GROUP


350
300
250
200
150
100
50
0
17
314
16
305
11
272
4
199
5
222
2006
2007
2008
2009
2010 YTD
Run Rate
Carpet Sales
Yarn Sales

Sales & Operating Income

($ in millions)

THE DIXIE GROUP

	Y 2006	Y 2007	Y 2008	Y 2009	YTD 2010
Net Sales	331.1	320.8	282.7	203.5	166.2
Non-GAAP Adjusted Operating Income	16.6	16.7	1.5	(8.4)	(3.5)
Non-GAAP Adjusted EBITDA	28.1	29.7	15.3	5.1	5.3

- We have cut costs during the downturn to lower our break even point
- We have written off all of our goodwill
- We need to invest less than depreciation over the next several years

Note: Non-GAAP reconciliation on slide 34

Quarterly Sales & Operating Income
($ in millions)

THE DIXIE GROUP

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Net Sales	47.6	52.6	50.5	52.8	50.5	59.1	56.7
Non-GAAP Adjusted Operating Income	(6.1)	(0.3)	(1.1)	(0.7)	(2.1)	0.2	(1.6)
Non-GAAP Adjusted EBITDA	(2.6)	3.2	2.2	2.3	0.9	3.1	1.3

- First quarter is historically our lowest quarter in net sales
- We have maintained a positive adjusted EBITDA in the last 6 quarters
- Positive prior year comp's each quarter of 2010

Note: Non-GAAP reconciliation on slide 35

Dixie Cost Structure

THE DIXIE GROUP

- **Considering the following assumptions:**
  - Our current mix, noting that we are sensitive to mix
  - Our current volume and cost structure
  - Our current pricing (the price increase fully felt in July)

- **Our cost structure if you do the math implies that:**
  - Our break even from continuing operations is between \$235 and \$245 million in sales, depending upon mix
  - Our pre-tax profit improves by approximately \$0.25 for every 1\$ above break even sales level
  - Our tax rate is 34%
  - Our EBITDA is \$15 million when Net Income from Continuing Operations is at a break even level

Dixie Debt Levels
($ in millions)

THE DIXIE GROUP


$94
$84
$80
$77
$68
$61
$62
$68
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

We have reduced debt $26 million since the beginning of 2008

Capital expenditures of $2.5 million in 2010 versus depreciation and amortization of $11.6 million

Dixie Capital Structure

($ in millions)

THE DIXIE GROUP

	September 25, 2010	December 27, 2008
Debt	67.5	93.8
Equity	62.9	107.6
Capital	130.4	201.4
Debt to Capital Ratio	51.8%	46.6%

Current Business Conditions

THE DIXIE GROUP

- The carpet industry is in recovery mode
  - Our carpet sales are up 11.9% Y/Y for the 3rd quarter
    - Industry up 2% Y/Y for the 3rd quarter
    - Our residential up 16% Y/Y, industry down 2%
    - Our commercial up 3% Y/Y, industry up 8%
  - Actions to consolidate facilities, make organizational changes and cut expenses have positioned us for a return to profitability
  - Raw material costs increased in 2010 but the industry has passed along price increases to cover those costs

Outlook

THE DIXIE GROUP

- Although the industry has experienced a difficult period, we are encouraged by:
  - Our shipments in the first five weeks of the 4th quarter are up over last year by 25% in both residential and commercial products
  - Positive market reception to our new products:
    - Masland and Fabrica Wool Collections
    - Masland Avenue – new technology with a woven look
    - Stainmaster "Value Line" of products
    - Modular / Carpet Tile
  - Successful realignment of our organizational structure
  - Have invested significantly in our capabilities for future growth



Masland contract

DIXIE HOME



THE DIXIE GROUP



FABRICA FINE CARPET & RUGS

Masland CARPETS & RUGS



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill. (Note 1)

The Company defines Adjusted EBIT as net income less income from discontinued operations, net of tax, plus taxes and plus interest. (Note 2)

The Company defines Adjusted EBTIDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill and plus other (income) expense - net. (Note 3)

Adjusted Operating Income (Loss)

($ in thousands)	2006	2007	2008	2009	2010 YTD
Operating income (loss)	16,558	16,724	(28,396)	(45,323)	(4,165)
Plus: Facility consolidation and severance expenses	-	-	2,317	4,091	637
Plus: Impairment of assets	-	-	4,478	1,459	-
Plus: Impairment of goodwill	-	-	23,121	31,406	-
Non-GAAP Adjusted Operating Income (Loss) (Note 1)	$ 16,558	$ 16,724	$ 1,520	$ (8,367)	$ (3,528)

Adjusted Earnings before Interest and Taxes (Adjusted EBIT)

($ in thousands)	2006	2007	2008	2009	2010 YTD
Net income (loss) as reported	7,703	6,266	(31,403)	(42,098)	(5,170)
Less: Income (loss) from discontinued operations, net of tax	(188)	(512)	(275)	(280)	(158)
Plus: Taxes	1,781	3,693	(2,907)	(8,845)	(2,661)
Plus: Interest	7,213	6,347	5,965	5,521	3,221
Non-GAAP Adjusted EBIT (Note 2)	$ 16,885	$ 16,818	$ (28,070)	$ (45,142)	$ (4,452)

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

($ in thousands)	2006	2007	2008	2009	2010 YTD
Non-GAAP Adjusted EBIT (from above)	16,885	16,818	(28,070)	(45,142)	(4,452)
Plus: Depreciation and amortization	11,500	12,941	13,752	13,504	8,870
Plus: Facility consolidation and severance expenses	-	-	2,317	4,091	637
Plus: Impairment of assets	-	-	4,478	1,459	-
Plus: Impairment of goodwill	-	-	23,121	31,406	-
Plus: Other (income) expense - net	(327)	(94)	(326)	(181)	287
Non-GAAP Adjusted EBITDA (Note 3)	$ 28,058	$ 29,665	$ 15,272	$ 5,137	$ 5,342

Non-GAAP Financial Information:

Adjusted Operating Income (Loss)

($ in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Operating income (loss)	(39,163)	(458)	(1,711)	(3,992)	(2,286)	59	(1,937)
Plus: Facility consolidation and severance expenses	1,615	117	563	1,796	211	122	304
Plus: Impairment of assets	-	-	-	1,459	-	-	-
Plus: Impairment of goodwill	31,406	-	-	-	-	-	-
Non-GAAP Adjusted Operating Income (Loss) (Note 1)	$ (6,142)	$ (341)	$ (1,148)	$ (737)	$ (2,075)	$ 181	$ (1,633)

Adjusted Earnings before Interest and Taxes (EBIT)

($ in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Net income (loss) as reported	(35,557)	(1,067)	(1,994)	(3,480)	(2,529)	(744)	(1,897)
Less: Income (loss) from discontinued operations, net tax	(116)	(83)	23	(104)	(70)	(60)	(28)
Plus: Taxes	(4,923)	(870)	(1,167)	(1,885)	(1,060)	(636)	(965)
Plus: Interest	1,486	1,410	1,347	1,278	1,235	1,082	904
Non-GAAP Adjusted EBIT (Note 2)	$(38,878)	$ (444)	$ (1,837)	$ (3,983)	$ (2,284)	$ (238)	$ (1,930)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

($ in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Non-GAAP Adjusted EBIT (from above)	(38,878)	(444)	(1,837)	(3,983)	(2,284)	(238)	(1,930)
Plus: Depreciation and amortization	3,564	3,565	3,338	3,037	2,964	2,966	2,941
Plus: Facility consolidation and severance expenses	1,615	117	563	1,796	211	122	304
Plus: Impairment of assets	-	-	-	1,459	-	-	-
Plus: Impairment of goodwill	31,406	-	-	-	-	-	-
Plus: Other (income) expense - net	(285)	(14)	126	(9)	(2)	297	(7)
Non-GAAP Adjusted EBITDA (Note 3)	$ (2,578)	$ 3,224	$ 2,190	$ 2,300	$ 889	$ 3,147	$ 1,308

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.